UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2024

MY SIZE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37370	51-0394637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

HaYarden 4, pob 1026,

Airport City, Israel 7010000

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code +972-3-600-9030

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MYSZ	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this report is incorporated herein by reference.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As further described in Item 5.07 below, on April 15, 2024, the My Size, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the stockholders approved, among other things, a proposal to grant discretionary authority to the Board, to (A) amend the Amended And Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”) to effect one or more consolidations of the issued and outstanding shares of common stock of the Company, pursuant to which the shares of common stock would be combined and reclassified into one (1) share of common stock at a ratio within the range from 1-for-2 up to 1-for-15 (the “Proposed Reverse Stock Split”), and (B) determine whether to arrange for the disposition of fractional interests by stockholders entitled thereto, to pay in cash the fair value of fractions of a share of common stock as of the time when those entitled to receive such fractions are determined, or to entitle stockholders to receive from the Company’s transfer agent, in lieu of any fractional share, the number of shares of common stock rounded up to the next whole number, provided that, (X) the Company shall not effect Proposed Reverse Stock Splits that, in the aggregate, exceeds 1-for-15, and (Y) any Reverse Stock Split is completed no later than April 15, 2025.

On April 15, 2024, the Board approved a 1-for-8 reverse stock split of the Company’s issued and outstanding shares of common stock (the “Reverse Stock Split”), and on the same day, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Certificate of Incorporation (the “Certificate of Amendment”) to effect the Reverse Stock Split, which will become effective as of 5:00 p.m. Eastern Time on April 19, 2024. The Company’s common stock will begin trading on a split-adjusted basis when the market opens on April 23, 2024 on the Nasdaq Capital Market.

When the Reverse Stock Split becomes effective, every 8 shares of the Company’s issued and outstanding common stock will automatically be converted into one share of common stock, without any change in the par value per share. In addition, a proportionate adjustment will be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants entitling the holders to purchase common stock. Any fraction of a share of common stock that would otherwise have resulted from the Reverse Stock Split will be rounded up to the next whole number.

The Company’s common stock will continue to trade on the Nasdaq Capital Market under the symbol “MYSZ.” The new CUSIP number for common stock following the Reverse Stock Split will be 62844N 406.

VStock Transfer, LLC, the Company’s transfer agent, will act as the exchange agent for the Reverse Stock Split.

For more information about the Reverse Stock Split, see the Company’s Proxy Statement filed with the SEC on March 22, 2024, the relevant portions of which are incorporated herein by reference. A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 15, 2024, the Company held the Special Meeting for the following purpose: to grant discretionary authority to the Company’s Board with respect to a reverse stock split. A total of 2,448,608 shares of common stock constituting a quorum, were represented in person or by valid proxies at the Special Meeting. All matters submitted to a vote of the Company’s stockholders at the Special Meeting were approved and the director nominees were elected.

Set forth below are the matters acted upon by the Company’s stockholders at the Special Meeting and the final voting results on each such matter.

Proposal 1. Grant discretionary authority to the Company’s Board to (A) amend the Amended and Restated Certificate of Incorporation of the Company to effect one or more consolidations of the issued and outstanding shares of the Company’s common stock pursuant to which the shares of common stock would be combined and reclassified into one (1) share of common stock at a ratio within the range from 1-for-2 up to 1-for-15 and (B) determine whether to arrange for the disposition of fractional interests by stockholders entitled thereto, to pay in cash the fair value of fractions of a share of common stock as of the time when those entitled to receive such fractions are determined, or to entitle stockholders to receive from the Company’s transfer agent, in lieu of any fractional share, the number of shares of common stock rounded up to the next whole number, provided that, (X) that we shall not effect Reverse Stock Splits that, in the aggregate, exceeds 1-for-5, and (Y) any Reverse Stock Split is completed no later than April 15, 2025 (the “Reverse Stock Split Proposal”):

For	Against	Abstain	Broker Non-Votes
1,730,117	715,358	3,133	0

Proposal 2. Approval of a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal:

For	Against	Abstain	Broker Non-Votes
1,856,595	587,730	4,283	0

Item 8.01	Other Events.

On April 15, 2024, the Company announced that the Board approved a one-for-eight reverse stock split of its common stock that is scheduled to become effective after trading closes on April 19, 2024.

A copy of the press release announcing these events is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment to Amended And Restated Certificate of Incorporation of My Size, Inc.

99.1	Press release dated April 15, 2024.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MY SIZE, INC.

Date: April 15, 2024	By:	/s/ Ronen Luzon
	Name:	Ronen Luzon
	Title:	Chief Executive Officer